HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042   HV-5795 – PremierSolutions Standard (Series A)

333-72042   HV-6779 – PremierSolutions Standard (Series A-II)

333-151805  HV-6778 – Premier InnovationsSM (Series II)

Supplement dated September 20, 2016 to your Prospectus

1.                                    FUND NAME CHANGE

Effective on or about November 16, 2016, the following name changes will be made to your Prospectus:

Current Name	New Name

BlackRock LifePath® 2020 Fund – Investor A Shares	BlackRock LifePath® Dynamic 2020 Fund – Investor A Shares
BlackRock LifePath® 2025 Fund – Investor A Shares	BlackRock LifePath® Dynamic 2025 Fund – Investor A Shares
BlackRock LifePath® 2030 Fund – Investor A Shares	BlackRock LifePath® Dynamic 2030 Fund – Investor A Shares
BlackRock LifePath® 2035 Fund – Investor A Shares	BlackRock LifePath® Dynamic 2035 Fund – Investor A Shares
BlackRock LifePath® 2040 Fund – Investor A hares	BlackRock LifePath® Dynamic 2040 Fund – Investor A Shares
BlackRock LifePath® 2045 Fund – Investor A hares	BlackRock LifePath® Dynamic 2045 Fund – Investor A Shares
BlackRock LifePath® 2050 Fund – Investor A Shares	BlackRock LifePath® Dynamic 2050 Fund – Investor A Shares
BlackRock LifePath® 2055 Fund – Investor A Shares	BlackRock LifePath® Dynamic 2055 Fund – Investor A Shares
BlackRock LifePath® Retirement Fund – Investor A Shares	BlackRock LifePath® Dynamic Retirement Fund – Investor A Shares

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

2.                                    SUB-ADVISER NAME CHANGE

Effective September 12, 2016, Babson Capital Management LLC, sub-adviser to the following Funds changed its name to Barings LLC.

MassMutual Premier Disciplined Growth Fund- Class R4

MassMutual Premier Short-Duration Bond Fund- Class R4

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.